UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2023

Date of reporting period:	July 1, 2022 – December 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Small Cap Growth Fund

Semiannual report
12 | 31 | 22

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PNSAX

Putnam
Small Cap Growth
Fund

Semiannual report
12 | 31 | 22

Message from the Trustees

February 8, 2023

Dear Fellow Shareholder:

As an investor, you might be happy to see 2022 in the rearview mirror. High inflation and aggressive interest-rate increases from the U.S. Federal Reserve contributed to market volatility and negative returns for stocks and bonds. Fortunately, toward the end of the year, we saw both inflation levels and Fed actions begin to moderate somewhat.

Although we still face high inflation and uncertainty on how much the economy will slow because of higher interest rates, we believe financial market performance might be better in 2023 as compared with 2022. Historically, stocks and bonds have recovered from bear markets like the one we are experiencing. Be assured that our investment teams are actively researching securities with attractive potential and working to keep portfolio risks in check.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/22. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 11–12.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Small Cap Growth Fund

How was the market environment for U.S. small-cap growth stocks during the six months ended December 31, 2022?

The second half of calendar 2022 proved to be a more hospitable environment for small-cap growth stocks than the first half. The Russell 2000 Growth Index [the fund’s benchmark] rose 4.38% for the reporting period. The asset class outperformed small-cap value stocks, as measured by the Russell 2000 Value Index [3.42%], and the broader equity market, as measured by the S&P 500 Index [2.31%].

Better-than-expected third-quarter 2022 earnings reports, steady employment, cooling inflation, and optimism that the Federal Reserve might soon begin to slow the pace of interest-rate hikes provided a significant boost to the markets. At the same time, market volatility remained high. The Russia-Ukraine War, civil unrest in China, fears of recession, and hawkish Fed rhetoric ranked high among investor concerns.

With inflation running more than three times its target rate of 2.00%, the Fed raised its benchmark interest rate four times during the period. The interest-rate hikes included three unusually large 0.75% increases in July,

Small Cap Growth Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 12/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Small Cap Growth Fund

September, and November. The Consumer Price Index, a widely used measure of inflation, came in better than expected for November 2022, with year-over-year inflation falling to 7.1%. It was the smallest 12-month increase since December 2021. We believe, this gave the Fed room to raise its benchmark interest rate by only half a percentage point in December. However, Fed policymakers also signaled the fight against inflation was not over. Fed Chair Jerome Powell stated that “it will take substantially more evidence to give confidence that inflation is on a sustained downward path.”

Given the challenging market conditions, the reporting period was notable for dispersion between sectors. Within the Russell 2000 Growth Index, energy [22.08%] was the best-performing sector by a huge margin for the six-month period, followed by industrials [6.85%] and consumer discretionary [6.68%]. Interest-rate-sensitive sectors struggled the most, led by real estate [–10.91%] and communication services [–6.38%].

How did the fund perform for the six months ended December 31, 2022?

The fund’s class A shares returned 3.80%, underperforming its benchmark index. The fund outperformed the 3.37% median return for funds in its Lipper peer group, Small-Cap Growth Funds. Stock selection within industrials, financials, and consumer staples contributed most to performance compared to the fund’s benchmark. On the other hand, stock selection in information technology and communication services detracted most from relative performance results.

What were some holdings that contributed to performance during the period?

The two top contributors for the period were InMode and WillScot Mobile Mini Holdings. InMode is a global provider of radio frequency-based devices for minimally invasive aesthetic procedures. The company focuses on physicians who specialize in dermatology, plastic surgery, gynecology, otolaryngology, and ophthalmology. Sales were up significantly in the second half of calendar 2022 after a difficult first half.

WillScot Mobile Mini supplies rentable mobile facilities and storage containers to industrial and retail customers. Demand remained resilient during the reporting period. This allowed management to increase rental rates, which propelled profit margins and cash flow higher.

What were some holdings that detracted from performance?

The fund’s top detractor for the period was R1 RCM. The company, which has been a multiyear holding in the portfolio, is a provider of revenue-cycle management services for hospitals, health systems, and physician groups. R1 RCM’s stock price declined when the company announced execution issues on some long-term contracts that would impair unit economics through 2023 and gave a mixed outlook on its recently announced acquisition of Cloudmed. This announcement and the abrupt departure of its long-time CEO added to our concerns. We subsequently sold the position and reallocated the proceeds into stocks with more attractive growth prospects, in our view.

TechTarget, which provides data-driven marketing services to business-to-business technology vendors, also struggled. As growth across the technology sector stalled in 2022, companies enacted layoffs and budget cuts that negatively affected TechTarget’s customer base. We continue to hold the stock given the company’s high-quality earnings, balance sheet strength, and valuation support. We believe this should allow the stock to outperform when the operating environment improves.

Small Cap Growth Fund 5

What is your outlook as 2023 begins?

As we begin a new year, investors are faced with several lingering risks. Abroad, the Russia-Ukraine War continues to contribute to volatility in commodities. China’s reopening is causing a Covid-19 resurgence in the country, which could lead to further supply chain disruptions. And the most critical risk for equities, in our view, may be persistent elevated inflation, as well as the rising interest rates that are meant to tame it. This brings the risk of profit margin erosion and demand destruction beyond traditional interest-rate-sensitive sectors, in our view. Furthermore, we believe higher interest rates for longer periods will keep pressure on equity multiples and will be particularly challenging for businesses that rely on capital markets to grow.

The fund enters 2023 with underweight positioning in what we believe are the most interest-rate-sensitive subindustries, including homebuilders, building products, autos, and capital markets. The fund’s exposure remains skewed toward higher-profitability companies with larger market capitalizations within the small-cap spectrum and lower volatility, in our view. We believe companies with higher-quality business models and stronger track records will prove more resilient in a wider array of market scenarios. While we are less certain of the arc of the broader markets this year, we are optimistic that our heightened focus on business fundamentals and stock analysis will help drive performance in 2023 and beyond.

Thank you, Bill, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Small Cap Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 12/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (12/31/97)
Before sales charge	10.59%	11.98%	10.20%	6.61%	–28.10%	3.80%
After sales charge	10.33	11.31	8.90	4.53	–32.23	–2.17
Class B (3/18/02)
Before CDSC	10.33	11.31	9.37	5.80	–28.64	3.38
After CDSC	10.33	11.31	9.09	4.96	–32.21	–1.62
Class C (3/18/02)
Before CDSC	10.33	11.31	9.37	5.80	–28.64	3.37
After CDSC	10.33	11.31	9.37	5.80	–29.35	2.37
Class R (12/1/03)
Net asset value	10.32	11.69	9.92	6.34	–28.29	3.63
Class R6 (6/29/15)
Net asset value	10.85	12.39	10.63	7.02	–27.82	3.97
Class Y (11/3/03)
Net asset value	10.80	12.26	10.47	6.87	–27.92	3.90

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B and C share performance reflects conversion to class A shares after eight years.

Small Cap Growth Fund 7

Comparative annualized index returns For periods ended 12/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Russell 2000 Growth Index	6.13%	9.20%	3.51%	0.65%	–26.36%	4.38%
Lipper Small-Cap Growth
Funds category median*	7.91	9.98	5.96	3.53	–26.46	3.37

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/22, there were 726, 717, 686, 637, 466, and 103 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/22

	Class A		Class B	Class C	Class R	Class R6	Class Y
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
6/30/22	$46.89	$49.75	$38.46	$38.28	$44.30	$50.07	$49.54
12/31/22	48.67	51.64	39.76	39.57	45.91	52.06	51.47

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/22*	1.23%	1.98%	1.98%	1.48%	0.85%	0.98%
Annualized expense ratio for the
six-month period ended 12/31/22†	1.28%	2.03%	2.03%	1.53%	0.88%	1.03%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Includes an increase of 0.14% from annualizing the performance fee adjustment for the six months ended 12/31/22.

8 Small Cap Growth Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/22 to 12/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.58	$10.41	$10.41	$7.85	$4.52	$5.29
Ending value (after expenses)	$1,038.00	$1,033.80	$1,033.70	$1,036.30	$1,039.70	$1,039.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/22, use the following calculation method. To find the value of your investment on 7/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.51	$10.31	$10.31	$7.78	$4.48	$5.24
Ending value (after expenses)	$1,018.75	$1,014.97	$1,014.97	$1,017.49	$1,020.77	$1,020.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Small Cap Growth Fund 9

Consider these risks before investing

Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks are generally greater for small and midsize companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

10 Small Cap Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000® Index is an unmanaged index composed of approximately 2,000 of the smallest companies in the Russell 3000® Index as measured by their market capitalization.

Russell 2000® Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000® Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Small Cap Growth Fund 11

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

12 Small Cap Growth Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2022, Putnam employees had approximately $454,000,000 and the Trustees had approximately $61,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Growth Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Small Cap Growth Fund

The fund’s portfolio 12/31/22 (Unaudited)

COMMON STOCKS (97.1%)*	Shares	Value
Banks (2.4%)
Bancorp, Inc. (The) †	429,200	$12,180,696
ServisFirst Bancshares, Inc.	116,100	8,000,451
		20,181,147
Beverages (1.1%)
Celsius Holdings, Inc. † S	89,000	9,259,560
		9,259,560
Biotechnology (6.2%)
Apellis Pharmaceuticals, Inc. †	91,100	4,710,781
Ascendis Pharma A/S ADR (Denmark) † S	46,800	5,715,684
Cytokinetics, Inc. † S	185,700	8,508,774
Halozyme Therapeutics, Inc. † S	290,700	16,540,830
Insmed, Inc. †	236,800	4,731,264
IVERIC bio, Inc. †	128,400	2,749,044
Prothena Corp. PLC (Ireland) †	47,200	2,843,800
Xenon Pharmaceuticals, Inc. (Canada) †	142,700	5,626,661
		51,426,838
Capital markets (0.9%)
Hamilton Lane, Inc. Class A	118,385	7,562,434
		7,562,434
Chemicals (1.4%)
Livent Corp. † S	167,828	3,334,742
Perimeter Solutions SA (Luxembourg) †	385,372	3,522,300
Valvoline, Inc.	158,100	5,161,965
		12,019,007
Commercial services and supplies (3.1%)
Casella Waste Systems, Inc. Class A † S	185,700	14,727,867
Montrose Environmental Group, Inc. † S	249,752	11,086,491
		25,814,358
Communications equipment (0.6%)
Clearfield, Inc. †	55,645	5,238,420
		5,238,420
Construction and engineering (5.6%)
Comfort Systems USA, Inc.	53,300	6,133,764
Dycom Industries, Inc. †	50,400	4,717,440
EMCOR Group, Inc.	92,200	13,655,742
WillScot Mobile Mini Holdings Corp. †	482,336	21,787,117
		46,294,063
Construction materials (0.8%)
Eagle Materials, Inc.	52,200	6,934,770
		6,934,770
Diversified telecommunication services (0.8%)
Iridium Communications, Inc. †	125,100	6,430,140
		6,430,140
Electronic equipment, instruments, and components (1.6%)
Napco Security Technologies, Inc. † S	72,300	1,986,804
Novanta, Inc. † S	85,905	11,671,912
		13,658,716

Small Cap Growth Fund 15

COMMON STOCKS (97.1%)* cont.	Shares	Value
Energy equipment and services (2.3%)
ChampionX Corp.	378,000	$10,958,220
Liberty Energy, Inc.	496,957	7,956,282
		18,914,502
Equity real estate investment trusts (REITs) (1.3%)
Phillips Edison & Co., Inc. S	123,000	3,916,320
Ryman Hospitality Properties, Inc.	82,200	6,722,316
		10,638,636
Food and staples retailing (3.2%)
BJ’s Wholesale Club Holdings, Inc. †	152,300	10,076,168
Chefs’ Warehouse, Inc. (The) †	122,900	4,090,112
Performance Food Group Co. †	217,800	12,717,342
		26,883,622
Food products (0.6%)
Simply Good Foods Co. (The) †	125,600	4,776,568
		4,776,568
Health-care equipment and supplies (7.5%)
AtriCure, Inc. †	96,500	4,282,670
Axonics, Inc. †	120,400	7,528,612
InMode, Ltd. (Israel) †	457,998	16,350,529
Lantheus Holdings, Inc. †	271,400	13,830,544
Merit Medical Systems, Inc. †	216,700	15,303,354
Shockwave Medical, Inc. †	23,200	4,770,152
		62,065,861
Health-care providers and services (2.0%)
HealthEquity, Inc. †	76,400	4,709,296
Option Care Health, Inc. †	403,700	12,147,333
		16,856,629
Health-care technology (0.5%)
Evolent Health, Inc. Class A †	154,200	4,329,936
		4,329,936
Hotels, restaurants, and leisure (5.3%)
Churchill Downs, Inc.	71,200	15,053,816
Everi Holdings, Inc. †	618,300	8,872,605
Planet Fitness, Inc. Class A †	200,300	15,783,640
Texas Roadhouse, Inc.	47,200	4,292,840
		44,002,901
Insurance (3.0%)
Kinsale Capital Group, Inc.	69,254	18,111,306
RLI Corp.	51,800	6,799,786
		24,911,092
IT Services (2.8%)
Perficient, Inc. †	132,354	9,242,280
WNS Holdings, Ltd. ADR (India) †	178,800	14,302,212
		23,544,492
Life sciences tools and services (2.2%)
Medpace Holdings, Inc. † S	84,200	17,884,922
		17,884,922

16 Small Cap Growth Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value
Machinery (3.3%)
Federal Signal Corp.	271,100	$12,598,017
RBC Bearings, Inc. † S	70,537	14,766,921
		27,364,938
Media (1.0%)
TechTarget, Inc. † S	182,229	8,029,010
		8,029,010
Metals and mining (0.4%)
MP Materials Corp. † S	133,600	3,243,808
		3,243,808
Oil, gas, and consumable fuels (5.3%)
Chord Energy Corp.	52,300	7,155,163
Civitas Resources, Inc.	121,800	7,055,874
Denbury, Inc. †	68,900	5,995,678
Magnolia Oil & Gas Corp. Class A	383,700	8,997,765
Matador Resources Co.	145,600	8,334,144
SM Energy Co.	194,900	6,788,367
		44,326,991
Personal products (0.7%)
BellRing Brands, Inc. †	241,400	6,189,496
		6,189,496
Pharmaceuticals (2.2%)
Axsome Therapeutics, Inc. † S	106,500	8,214,345
Corcept Therapeutics, Inc. † S	140,500	2,853,555
Harmony Biosciences Holdings, Inc. †	125,700	6,926,070
		17,993,970
Professional services (2.9%)
ICF International, Inc.	105,800	10,479,490
KBR, Inc.	252,426	13,328,093
		23,807,583
Real estate management and development (1.7%)
Colliers International Group, Inc. (Canada)	148,580	13,648,730
		13,648,730
Road and rail (3.3%)
Saia, Inc. † S	34,761	7,288,686
TFI International, Inc. (Canada)	203,300	20,361,531
		27,650,217
Semiconductors and semiconductor equipment (3.8%)
Axcelis Technologies, Inc. †	26,300	2,087,168
Nova, Ltd. (Israel) † S	175,697	14,350,931
Onto Innovation, Inc. †	112,400	7,653,316
Ultra Clean Holdings, Inc. †	214,330	7,105,040
		31,196,455
Software (9.6%)
Descartes Systems Group, Inc. (The) (Canada) †	197,300	13,741,945
Manhattan Associates, Inc. †	118,800	14,422,320
Progress Software Corp.	164,912	8,319,810
SPS Commerce, Inc. †	105,400	13,536,522
Tenable Holdings, Inc. †	281,900	10,754,485

Small Cap Growth Fund 17

COMMON STOCKS (97.1%)* cont.	Shares	Value
Software cont.
Verra Mobility Corp. † S	1,041,952	$14,410,196
Vertex, Inc. Class A †	289,305	4,197,816
		79,383,094
Specialty retail (4.4%)
Boot Barn Holdings, Inc. †	218,028	13,631,111
Five Below, Inc. † S	87,693	15,510,261
Murphy USA, Inc.	27,700	7,743,258
		36,884,630
Textiles, apparel, and luxury goods (1.6%)
Crocs, Inc. †	125,794	13,639,843
		13,639,843
Trading companies and distributors (1.7%)
Applied Industrial Technologies, Inc.	112,550	14,184,676
		14,184,676
Total common stocks (cost $690,792,587)		$807,172,055

SHORT-TERM INVESTMENTS (13.6%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 4.62% [d]	90,284,264	$90,284,264
Putnam Short Term Investment Fund Class P 4.53% L	23,133,249	23,133,249
Total short-term investments (cost $113,417,513)		$113,417,513

TOTAL INVESTMENTS
Total investments (cost $804,210,100)	$920,589,568

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2022 through December 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $830,982,922.
†	This security is non-income-producing.
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

18 Small Cap Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$14,459,150	$—	$—
Consumer discretionary	94,527,374	—	—
Consumer staples	47,109,246	—	—
Energy	63,241,493	—	—
Financials	52,654,673	—	—
Health care	170,558,156	—	—
Industrials	165,115,835	—	—
Information technology	153,021,177	—	—
Materials	22,197,585	—	—
Real estate	24,287,366	—	—
Total common stocks	807,172,055	—	—
Short-term investments	—	113,417,513	—
Totals by level	$807,172,055	$113,417,513	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 19

Statement of assets and liabilities 12/31/22 (Unaudited)

ASSETS
Investment in securities, at value, including $88,208,084 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $690,792,587)	$807,172,055
Affiliated issuers (identified cost $113,417,513) (Notes 1 and 5)	113,417,513
Dividends, interest and other receivables	483,560
Receivable for shares of the fund sold	4,820,182
Receivable for investments sold	15,319,559
Prepaid assets	95,114
Total assets	941,307,983

LIABILITIES
Payable for investments purchased	862,808
Payable for shares of the fund repurchased	17,763,244
Payable for compensation of Manager (Note 2)	564,335
Payable for custodian fees (Note 2)	17,761
Payable for investor servicing fees (Note 2)	266,942
Payable for Trustee compensation and expenses (Note 2)	159,930
Payable for administrative services (Note 2)	10,332
Payable for distribution fees (Note 2)	285,817
Collateral on securities loaned, at value (Note 1)	90,284,264
Other accrued expenses	109,628
Total liabilities	110,325,061

Net assets	$830,982,922

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$801,223,245
Total distributable earnings (Note 1)	29,759,677
Total — Representing net assets applicable to capital shares outstanding	$830,982,922

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($375,288,271 divided by 7,711,458 shares)	$48.67
Offering price per class A share (100/94.25 of $48.67)*	$51.64
Net asset value and offering price per class B share ($2,335,259 divided by 58,731 shares)**	$39.76
Net asset value and offering price per class C share ($11,748,453 divided by 296,890 shares)**	$39.57
Net asset value, offering price and redemption price per class R share
($15,359,531 divided by 334,527 shares)	$45.91
Net asset value, offering price and redemption price per class R6 share
($92,560,897 divided by 1,777,885 shares)	$52.06
Net asset value, offering price and redemption price per class Y share
($333,690,511 divided by 6,482,911 shares)	$51.47

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

20 Small Cap Growth Fund

Statement of operations Six months ended 12/31/22 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $22,534)	$2,752,511
Interest (including interest income of $514,856 from investments in affiliated issuers) (Note 5)	514,856
Securities lending (net of expenses) (Notes 1 and 5)	85,199
Total investment income	3,352,566

EXPENSES
Compensation of Manager (Note 2)	3,092,120
Investor servicing fees (Note 2)	755,659
Custodian fees (Note 2)	20,373
Trustee compensation and expenses (Note 2)	15,747
Distribution fees (Note 2)	628,981
Administrative services (Note 2)	18,186
Other	240,646
Total expenses	4,771,712
Expense reduction (Note 2)	(1,866)
Net expenses	4,769,846

Net investment loss	(1,417,280)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(40,460,735)
Foreign currency transactions (Note 1)	(43)
Total net realized loss	(40,460,778)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	62,931,923
Assets and liabilities in foreign currencies	(47)
Total change in net unrealized appreciation	62,931,876

Net gain on investments	22,471,098

Net increase in net assets resulting from operations	$21,053,818

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 21

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/22*	Year ended 6/30/22
Operations
Net investment loss	$(1,417,280)	$(7,514,987)
Net realized loss on investments
and foreign currency transactions	(40,460,778)	(33,813,699)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	62,931,876	(195,531,521)
Net increase (decrease) in net assets resulting
from operations	21,053,818	(236,860,207)
Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments
Class A	—	(7,791,308)
Class B	—	(84,888)
Class C	—	(281,643)
Class R	—	(341,038)
Class R6	—	(889,777)
Class Y	—	(3,307,356)
From net realized long-term gain on investments
Class A	—	(67,831,929)
Class B	—	(739,047)
Class C	—	(2,452,013)
Class R	—	(2,969,111)
Class R6	—	(7,746,490)
Class Y	—	(28,794,181)
Increase from capital share transactions (Note 4)	116,551,854	215,376,411
Total increase (decrease) in net assets	137,605,672	(144,712,577)

NET ASSETS
Beginning of period	693,377,250	838,089,827
End of period	$830,982,922	$693,377,250
* Unaudited.

The accompanying notes are an integral part of these financial statements.

22 Small Cap Growth Fund

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Small Cap Growth Fund 23

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	realized gain	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	on investments	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
December 31, 2022**	$46.89	(.12)	1.90	1.78	—	—	—	$48.67	3.80 *	$375,288	.64*	(.23)*	22*
June 30, 2022	73.13	(.62)	(15.28)	(15.90)	(10.34)	—	(10.34)	46.89	(25.78)	383,000	1.24[d]	(.97)	39
June 30, 2021	53.07	(.66)	24.06	23.40	(3.34)	—	(3.34)	73.13	44.93	549,842	1.21	(1.00)	70
June 30, 2020	47.49	(.42)	6.95	6.53	(.95)	—	(.95)	53.07	13.99	415,702	1.24	(.88)	56
June 30, 2019	42.91	(.32)	5.58	5.26	(.68)	—[e]	(.68)	47.49	12.35	384,781	1.21[f]	(.75)	37
June 30, 2018	33.97	(.25) [g]	9.19	8.94	—	—	—	42.91	26.32	141,801	1.25[f,h]	(.66) [g,h]	68
Class B
December 31, 2022**	$38.46	(.25)	1.55	1.30	—	—	—	$39.76	3.38*	$2,335	1.02*	(.61)*	22*
June 30, 2022	62.19	(.93)	(12.46)	(13.39)	(10.34)	—	(10.34)	38.46	(26.33)	2,974	1.99[d]	(1.73)	39
June 30, 2021	45.85	(.99)	20.67	19.68	(3.34)	—	(3.34)	62.19	43.86	5,956	1.96	(1.74)	70
June 30, 2020	41.46	(.68)	6.02	5.34	(.95)	—	(.95)	45.85	13.15	5,835	1.99	(1.63)	56
June 30, 2019	37.82	(.55)	4.87	4.32	(.68)	—[e]	(.68)	41.46	11.51	6,461	1.96[f]	(1.47)	37
June 30, 2018	30.17	(.47) [g]	8.12	7.65	—	—	—	37.82	25.36	2,732	2.00[f,h]	(1.41) [g,h]	68
Class C
December 31, 2022**	$38.28	(.25)	1.54	1.29	—	—	—	$39.57	3.37*	$11,748	1.02*	(.61)*	22*
June 30, 2022	61.94	(.92)	(12.40)	(13.32)	(10.34)	—	(10.34)	38.28	(26.32)	11,761	1.99[d]	(1.72)	39
June 30, 2021	45.68	(.99)	20.59	19.60	(3.34)	—	(3.34)	61.94	43.84	17,120	1.96	(1.74)	70
June 30, 2020	41.31	(.67)	5.99	5.32	(.95)	—	(.95)	45.68	13.15	13,869	1.99	(1.63)	56
June 30, 2019	37.68	(.55)	4.86	4.31	(.68)	—[e]	(.68)	41.31	11.53	13,862	1.96[f]	(1.47)	37
June 30, 2018	30.06	(.46) [g]	8.08	7.62	—	—	—	37.68	25.35	6,612	2.00[f,h]	(1.41) [g,h]	68
Class R
December 31, 2022**	$44.30	(.17)	1.78	1.61	—	—	—	$45.91	3.63*	$15,360	.77*	(.36)*	22*
June 30, 2022	69.79	(.74)	(14.41)	(15.15)	(10.34)	—	(10.34)	44.30	(25.96)	15,995	1.49[d]	(1.22)	39
June 30, 2021	50.89	(.81)	23.05	22.24	(3.34)	—	(3.34)	69.79	44.56	23,571	1.46	(1.26)	70
June 30, 2020	45.69	(.52)	6.67	6.15	(.95)	—	(.95)	50.89	13.71	12,669	1.49	(1.13)	56
June 30, 2019	41.41	(.41)	5.37	4.96	(.68)	—[e]	(.68)	45.69	12.07	13,020	1.46[f]	(.99)	37
June 30, 2018	32.86	(.33) [g]	8.88	8.55	—	—	—	41.41	26.02	9,034	1.50[f,h]	(.91) [g,h]	68
Class R6
December 31, 2022**	$50.07	(.02)	2.01	1.99	—	—	—	$52.06	3.97*	$92,561	.44*	(.03)*	22*
June 30, 2022	77.13	(.39)	(16.33)	(16.72)	(10.34)	—	(10.34)	50.07	(25.49)	58,592	.85[d]	(.58)	39
June 30, 2021	55.62	(.46)	25.31	24.85	(3.34)	—	(3.34)	77.13	45.49	59,840.83		(.64)	70
June 30, 2020	49.53	(.24)	7.28	7.04	(.95)	—	(.95)	55.62	14.45	24,596.84		(.48)	56
June 30, 2019	44.55	(.15)	5.81	5.66	(.68)	—[e]	(.68)	49.53	12.80	20,695	.80[f]	(.35)	37
June 30, 2018	35.11	(.09) [g]	9.53	9.44	—	—	—	44.55	26.89	11,041	.82[f,h]	(.22) [g,h]	68

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Small Cap Growth Fund	Small Cap Growth Fund 25

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	realized gain	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	on investments	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
December 31, 2022**	$49.54	(.05)	1.98	1.93	—	—	—	$51.47	3.90 *	$333,691	.52*	(.10)*	22*
June 30, 2022	76.51	(.47)	(16.16)	(16.63)	(10.34)	—	(10.34)	49.54	(25.58)	221,055	.99[d]	(.70)	39
June 30, 2021	55.27	(.54)	25.12	24.58	(3.34)	—	(3.34)	76.51	45.29	181,762.96		(.77)	70
June 30, 2020	49.29	(.31)	7.24	6.93	(.95)	—	(.95)	55.27	14.30	83,884.99		(.63)	56
June 30, 2019	44.40	(.23)	5.80	5.57	(.68)	—[e]	(.68)	49.29	12.64	54,084	.96[f]	(.52)	37
June 30, 2018	35.06	(.16) [g]	9.50	9.34	—	—	—	44.40	26.64	18,560	1.00[f,h]	(.39) [g,h]	68

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time proxy cost of 0.01%.

e Amount represents less than $0.01 per share.

f Includes one-time merger costs which amounted to the following amounts as a percentage of average net assets:

Percentage of average net assets
6/30/19	0.01%
6/30/18	0.05

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.06	0.16%
Class B	0.05	0.16
Class C	0.05	0.16
Class R	0.06	0.16
Class R6	0.07	0.17
Class Y	0.07	0.17

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.05% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

26 Small Cap Growth Fund	Small Cap Growth Fund 27

Notes to financial statements 12/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2022 through December 31, 2022.

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 2000 Growth Index. This policy may be changed only after 60 days’ notice to shareholders. As of August 31, 2022, the index was composed of companies having market capitalizations of between approximately $24.6 million and $8.7 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates

28 Small Cap Growth Fund

and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Small Cap Growth Fund 29

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $90,284,264 and the value of securities loaned amounted to $88,208,084.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

30 Small Cap Growth Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $40,177,400 recognized during the period between November 1, 2021 and June 30, 2022 to its fiscal year ending June 30, 2023.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $3,362,606 to its fiscal year ending June 30, 2023 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2022 and June 30, 2022, and (ii) specified ordinary and currency losses recognized between November 1, 2021 and June 30, 2022).

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $805,411,780, resulting in gross unrealized appreciation and depreciation of $154,448,179 and $39,270,391, respectively, or net unrealized appreciation of $115,177,788.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance

Small Cap Growth Fund 31

adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.382% of the fund’s average net assets, which included an effective base fee of 0.313% and an increase of 0.069% ($557,256) based on performance.

Putnam Management has contractually agreed, through October 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$408,539	Class R	16,777
Class B	2,802	Class R6	19,534
Class C	12,057	Class Y	295,950
		Total	$755,659

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,866 under the expense offset arrangements.

32 Small Cap Growth Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $670, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$512,418
Class B	1.00%	1.00%	14,052
Class C	1.00%	1.00%	60,424
Class R	1.00%	0.50%	42,087
Total			$628,981

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $19,822 from the sale of class A shares and received $15 and $89 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $82 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$286,227,419	$168,119,015
U.S. government securities (Long-term)	—	—
Total	$286,227,419	$168,119,015

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Small Cap Growth Fund 33

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class A	Shares	Amount	Shares	Amount
Shares sold	275,503	$13,665,316	525,953	$32,891,357
Shares issued in connection with
reinvestment of distributions	—	—	1,125,229	73,849,640
	275,503	13,665,316	1,651,182	106,740,997
Shares repurchased	(731,292)	(36,122,176)	(1,003,014)	(63,408,949)
Net increase (decrease)	(455,789)	$(22,456,860)	648,168	$43,332,048

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class B	Shares	Amount	Shares	Amount
Shares sold	636	$26,249	404	$19,157
Shares issued in connection with
reinvestment of distributions	—	—	14,995	810,626
	636	26,249	15,399	829,783
Shares repurchased	(19,232)	(795,967)	(33,843)	(1,864,015)
Net decrease	(18,596)	$(769,718)	(18,444)	$(1,034,232)

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class C	Shares	Amount	Shares	Amount
Shares sold	43,547	$1,781,762	60,485	$2,967,710
Shares issued in connection with
reinvestment of distributions	—	—	50,760	2,730,873
	43,547	1,781,762	111,245	5,698,583
Shares repurchased	(53,922)	(2,171,161)	(80,394)	(4,185,080)
Net increase (decrease)	(10,375)	$(389,399)	30,851	$1,513,503

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class R	Shares	Amount	Shares	Amount
Shares sold	24,790	$1,172,459	118,176	$6,973,081
Shares issued in connection with
reinvestment of distributions	—	—	53,250	3,306,281
	24,790	1,172,459	171,426	10,279,362
Shares repurchased	(51,340)	(2,428,309)	(148,091)	(8,831,610)
Net increase (decrease)	(26,550)	$(1,255,850)	23,335	$1,447,752

34 Small Cap Growth Fund

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	877,623	$47,414,054	623,847	$39,369,700
Shares issued in connection with
reinvestment of distributions	—	—	118,675	8,297,736
	877,623	47,414,054	742,522	47,667,436
Shares repurchased	(270,029)	(14,624,967)	(348,108)	(22,243,658)
Net increase	607,594	$32,789,087	394,414	$25,423,778

	SIX MONTHS ENDED 12/31/22		YEAR ENDED 6/30/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,032,501	$161,900,802	4,003,095	$260,390,385
Shares issued in connection with
reinvestment of distributions	—	—	448,491	31,049,008
	3,032,501	161,900,802	4,451,586	291,439,393
Shares repurchased	(1,012,115)	(53,266,208)	(2,364,821)	(146,745,831)
Net increase	2,020,386	$108,634,594	2,086,765	$144,693,562

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/22	cost	proceeds	income	of 12/31/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$98,744,337	$191,678,269	$200,138,342	$1,190,250	$90,284,264
Putnam Short Term
Investment Fund**	27,597,370	96,246,706	100,710,827	514,856	23,133,249
Total Short-term
investments	$126,341,707	$287,924,975	$300,849,169	$1,705,106	$113,417,513

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Small Cap Growth Fund 35

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The Covid-19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid-19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid-19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid-19 pandemic and its effects cannot be determined with certainty.

36 Small Cap Growth Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2023